UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 2004


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its chapter)


          Nevada                        000-22855               95-4780218
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


       12224 Montague Street
            Pacoima, CA                                           91331
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (818) 899-4686


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 8.01 - OTHER EVENTS

On December 15, 2004, American Soil Technologies, Inc. (the "Company") mailed a newsletter to all of its shareholders. A copy of that newsletter is included in this filing as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is being furnished herewith:

     Exhibit No.                        Exhibit Description
     -----------                        -------------------
        99 Newsletter to shareholders of American Soil Technologies, Inc., dated December 15, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2004               AMERICAN SOIL TECHNOLOGIES, INC.



                                       By: /s/ Carl P. Ranno
                                          ------------------------------------
                                          Carl P. Ranno
                                          Chief Executive Officer and President